EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS THIRD QUARTER 2014 RESULTS
~ Revenue up 21%, Average bill rate reaches all-time high;
Expands share repurchase program ~

SAINT LOUIS (Nov. 6, 2014) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology and management consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended September 30, 2014.

Financial Highlights

For the quarter ended September 30, 2014:
·	Revenue increased 21% to $117.0 million from $96.8 million for the third quarter 2013;
·	Services revenue increased 15% to $100.0 million from $86.6 million for the third quarter 2013;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.37 from $0.32 for the third quarter 2013;

·	Earnings per share results on a fully diluted basis decreased to $0.22 from $0.23 for the third quarter 2013;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $20.7 million from $16.2 million for the third quarter 2013; and
·	Net income increased 1% to $7.3 million from $7.2 million for the third quarter 2013.

"Solid services delivery, coupled with strong software sales, again enabled Perficient to exceed revenue estimates for the quarter," said Jeffrey Davis, chief executive officer and president. "The world's most innovative enterprises are increasingly turning to Perficient because of the breadth of our portfolio, the depth of our platform and industry expertise, our flexibility in delivery and our customer-centric approach."

"EBITDA was up 30% and we expect additional year over year improvement in the last quarter of 2014," said Paul Martin, chief financial officer. "We have made significant progress establishing a foundation of strong operational leverage in recent quarters and in 2015, will focus on driving increased volume to continue to grow top and bottom line performance."

Stock Repurchase Program Expansion

On November 4, 2014, Perficient's Board of Directors expanded Perficient's stock repurchase program by authorizing the repurchase of up to additional $10.0 million of our common stock for a total repurchase program of $100.0 million and extended the expiration date of the program from December 31, 2014 to June 30, 2016.  Since the program's inception in 2008, Perficient has repurchased a total of 9.1 million shares at a cost of $77.0 million.

Other Highlights

Among other recent achievements, Perficient:

·
Announced it is establishing a domestic delivery center in Lafayette, Louisiana, to augment Perficient's offshore delivery centers, further optimizing its global network and comprehensive technology, delivery management and industry vertical expertise across North America;

·
Was awarded the 2014 IBM Big Data & Analytics Worldwide Business Partner Excellence Award at IBM Insight. The award recognizes Perficient's accomplishments and expertise across all IBM Business Analytics, Enterprise Content Management and Information Management software brands;

·
Was awarded the Oracle University 2014 Outstanding Instructor Quality Award for consistently high instructor-quality ratings, having achieved an average customer satisfaction rating of 95 percent for Perficient's more than 60 events this year; and

·
Added new customer relationships and follow-up projects with leading companies including: Bell Alliant, Blue Cross Blue Shield Michigan, Davita, Norwegian Cruise Line, Penske Trucking, Reckitt Benckiser, RockTenn, TJX, Trend Micro, University of Colorado, Volkswagen/Audi of America, and many others.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its fourth quarter 2014 services and software revenue, including reimbursed expenses, to be in the range of $110.0 million to $120.0 million, comprised of $101.0 million to $106.2 million of revenue from services including reimbursed expenses and $9.0 million to $13.8 million of revenue from sales of software. The midpoint of fourth quarter 2014 services revenue guidance represents growth of 20% over fourth quarter 2013 services revenue.

The company is revising its full year 2014 revenue guidance to be in the range of $441 million to $451 million and 2014 adjusted earnings per share guidance range of $1.27 to $1.31.

Conference Call Details
Perficient will host a conference call regarding third quarter 2014 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Third Quarter 2014 Results
WHEN: Thursday, Nov. 6, 2014, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 866-515-2907 (U.S. and Canada) 617-399-5121 (International)
PARTICIPANT PASSCODE: 48439834
REPLAY TIMES: Thursday, Nov. 6, 2014, at 2 p.m. Eastern, through Thursday, Nov 13, 2014
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 44115739

About Perficient
Perficient is a leading information technology and management consulting firm serving Global 2000® and enterprise customers throughout North America. Perficient's professionals serve clients from a network of offices across North America and two offshore locations in India and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness; strengthen relationships with customers, suppliers and partners; and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market, is a member of the Russell 2000®index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner; a Microsoft National Service Provider and Gold Certified Partner; an Oracle Platinum Partner; a Platinum Salesforce.com Cloud Alliance Partner; a TeamTIBCO partner; and an EMC Select Services Team Partner. For more information, visit www.perficient.com.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Revenues
Services	$99,975	$86,568	$286,780	$240,549
Software and hardware	12,192	5,620	31,108	23,169
Reimbursable expenses	4,804	4,570	12,962	12,142
Total revenues	116,971	96,758	330,850	275,860

Cost of revenues
Project personnel costs	60,390	51,376	175,916	147,638
Software and hardware costs	10,438	4,919	27,333	20,471
Reimbursable expenses	4,804	4,570	12,962	12,142
Other project related expenses	617	1,252	2,289	3,274
Stock compensation	1,185	778	3,507	2,360
Total cost of revenues	77,434	62,895	222,007	185,885

Gross margin	39,537	33,863	108,843	89,975

Selling, general and administrative	20,058	18,477	58,879	51,378
Stock compensation	2,181	2,055	6,475	5,876
	17,298	13,331	43,489	32,721

Depreciation	932	932	2,713	2,334
Amortization	4,045	1,955	10,511	5,750
Acquisition costs	(74)	29	2,495	1,443
Adjustment to fair value of contingent consideration	-	69	(1,463)	102
Income from operations	12,395	10,346	29,233	23,092

Net interest expense	(462)	(96)	(1,055)	(154)
Net other income (expense)	10	7	79	(30)
Income before income taxes	11,943	10,257	28,257	22,908
Provision for income taxes	4,637	3,023	11,519	6,989
Net income	$7,306	$7,234	$16,738	$15,919

Basic earnings per share	$0.23	$0.24	$0.53	$0.53
Diluted earnings per share	$0.22	$0.23	$0.51	$0.50

Shares used in computing basic earnings per share	32,118	30,141	31,470	30,287
Shares used in computing diluted earnings per share	33,329	31,808	33,076	31,692

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$5,411	$7,018
Accounts receivable, net	117,304	78,887
Prepaid expenses	2,651	2,569
Other current assets	7,131	6,759
Total current assets	132,497	95,233
Property and equipment, net	7,945	7,709
Goodwill	236,140	193,510
Intangible assets, net	49,525	25,487
Other non-current assets	3,842	3,810
Total assets	$429,949	$325,749

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$13,532	$7,667
Other current liabilities	28,108	30,298
Total current liabilities	41,640	37,965
Long-term debt	74,800	19,000
Other non-current liabilities	13,084	9,294
Total liabilities	129,524	66,259

Stockholders' equity:
Common stock	43	41
Additional paid-in capital	330,670	297,997
Accumulated other comprehensive loss	(506)	(378)
Treasury stock	(89,401)	(81,051)
Retained earnings	59,619	42,881
Total stockholders' equity	300,425	259,490
Total liabilities and stockholders' equity	$429,949	$325,749

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2014.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The "forward-looking" information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2013 and in our quarterly report on Form 10-Q for the quarter ended June 30, 2014 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors; and
i)	implementation of our new Enterprise Resource Planning system;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
GAAP Net Income	$7,306	$7,234	$16,738	$15,919
Additions:
Provision for income taxes	4,637	3,023	11,519	6,989
Amortization	4,045	1,955	10,511	5,750
Acquisition costs	(74)	29	2,495	1,443
Adjustment to fair value of contingent consideration	-	69	(1,463)	102
Stock compensation	3,366	2,833	9,982	8,236
Adjusted Net Income Before Tax	19,280	15,143	49,782	38,439
Adjusted income tax (1)	7,114	5,073	18,768	12,723
Adjusted Net Income	$12,166	$10,070	$31,014	$25,716

GAAP Earnings Per Share (diluted)	$0.22	$0.23	$0.51	$0.50
Adjusted Earnings Per Share (diluted)	$0.37	$0.32	$0.94	$0.81
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	33,329	31,808	33,076	31,692

(1) The estimated adjusted effective tax rate of 36.9% and 33.5% for the three months ended September 30, 2014 and 2013, respectively, and 37.7% and 33.1% for the nine months ended  September 30, 2014 and 2013, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
GAAP Net Income	$7,306	$7,234	$16,738	$15,919
Additions:
Provision for income taxes	4,637	3,023	11,519	6,989
Net interest expense	462	96	1,055	154
Net other expense (income)	(10)	(7)	(79)	30
Depreciation	932	932	2,713	2,334
Amortization	4,045	1,955	10,511	5,750
Acquisition costs	(74)	29	2,495	1,443
Adjustment to fair value of contingent consideration	-	69	(1,463)	102
Stock compensation	3,366	2,833	9,982	8,236
EBITDAS (1)	$20,664	$16,164	$53,471	$40,957

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.